UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-12

AURORA  METALS  (BVI)  LIMITED
------------------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ___________________
     2)   Aggregate number of securities to which transaction applies:
          ___________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________
     4)   Proposed maximum aggregate value of transaction: _________________
     5)   Total fee paid: ___________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: __________________
     2)   Form, Schedule or Registration Statement No.: ___________________
     3)   Filing Party: ____________________
     4)   Date Filed: ____________________

                                                      Definitive Proxy Statement

                           AURORA METALS (BVI) LIMITED
                        Suite 204, 3540 West 41st Avenue
                         Vancouver, B.C., Canada V6N 3E6

                         NOTICE AND PROXY STATEMENT FOR
           Annual Meeting of Stockholders to be held October 19, 2007


To the Shareholders of Aurora Metals (BVI) Limited:

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Metals (BVI) Limited, a company incorporated in the British Virgin Islands under the International Business Companies Act on the 17th day of June 1997 under IBC No. 236090 and re-registered as a BVI Business Company on the 1st day of January 2007, under Registration No. 236090, (the "Company") will be held at Suite 204, 3540 West 41st Avenue, Vancouver, B.C., Canada V6N 3E6 on Friday October 19, 2007 at 8:30 a.m. for the following purposes:

     1.   To elect One (1) director to the Board of Directors;

     2. To ratify the appointment of Peterson Sullivan PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2007;

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on September 28, 2007 as the record date (the "RECORD DATE") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. A copy of our 2006 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting. This Notice and Proxy Statement is being mailed to our shareholders on or about October 1, 2007.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY PROMPTLY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING.

Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. IF A STOCKHOLDER DOES NOT SPECIFY HOW TO VOTE THE PROXY IT WILL BE VOTED FOR EACH MATTER SCHEDULED TO COME BEFORE THE MEETING AND IN THE PROXY HOLDERS' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. ANY PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME BEFORE IT IS ACTUALLY VOTED AT THE MEETING BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OR ACTING SECRETARY OF THE MEETING, BY DELIVERING ANOTHER VALID PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors

/s/ A Cameron Richardson
------------------------
A Cameron Richardson
President and Director
September 28, 2007


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
                                                      Definitive Proxy Statement

                           AURORA METALS (BVI) LIMITED
                        Suite 204, 3540 West 41st Avenue
                         Vancouver, B.C., Canada V6N 3E6

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 19, 2007
               __________________________________________________


                              SOLICATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Metals (BVI) Limited, a company incorporated in the British Virgin Islands under the International Business Companies Act on the 17th day of June 1997 under IBC No. 236090 and re-registered as a BVI Business Company on the 1st day of January 2007, under Registration No. 236090, (the "Company") to be voted at our 2007 Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 19, 2007 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about October 1, 2007. Our Annual Report on Form 20-F (the "2006 Form 20-F"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2006, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

                        RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 28, 2007 as the Record Date (herein so called) for determining the holders of the Company's Common Stock, $.01 par value per share ("Common Stock"), entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. As of the Record Date 2007 the Company had 19,981,476 shares of common stock issued and outstanding.

     When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.01 per share, represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.01 par value per share, registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                               REVOCATION OF PROXY

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Cameron Richardson, Aurora Metals (BVI) Limited, Suite 204, 3540 West 41st Avenue, Vancouver, B.C., Canada V6N 3E6. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.


                           INCORPORATION BY REFERENCE

     Our Annual Report on Form 20-F for the fiscal year ended December 31, 2006 and 2005 has been included with the proxy statement. We currently have one part time employee. The section entitled "Information on the Company", together with the consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 provide additional information concerning our business. The information set forth in the Annual Report on Form 20-F is important for every Shareholder to review. The Annual Report on Form 20-F also contains a description of real property owned by us. The Section of the Annual Report on Form 20-F entitled "Information on the Company" on pages 8 to 14 of the Annual Report on Form 20-F are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-17 also are incorporated by reference


                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on September 28, 2007 (the "Record Date"). On the Record Date, there were 19,981,476 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on September 28, 2007 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Certificate of Incorporation (the "Certificate of Incorporation") nor our Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of Peterson Sullivan PLLC will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

     Under applicable provisions of British Virgin Islands Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders.

                       BOARD OF DIRECTORS RECOMMENDATIONS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE
FOR:

     PROPOSAL 1: ELECTION OF DIRECTORS;
     PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN
          PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007;

     MANAGEMENT DOES NOT INTEND TO PRESENT ANY BUSINESS AT THE ANNUAL MEETING FOR A VOTE OTHER THAN THE MATTERS SET FORTH IN THE NOTICE AND HAS NO INFORMATION THAT OTHERS WILL DO SO. IF OTHER MATTERS REQUIRING A VOTE OF THE SHAREHOLDERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES REPRESENTED BY THE PROXIES HELD BY THEM IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH MATTERS.

PROPOSAL 1     ELECTION OF ONE (1) DIRECTORS TO THE BOARD OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of one member, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the One nominee named below. All of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

THE NOMINEES FOR ELECTION AS DIRECTORS ARE:

     NAME, AGE (AS OF SEPTEMBER 28, 2007) AND BUSINESS EXPERIENCE

     CAMERON RICHARDSON, 54, has served as a Director, Secretary and Chief Financial Officer of Aurora Metals (BVI) Limited since May 17, 2000 and as President and CEO since July 27, 2007. He has served as the Chief Financial Officer of Aurora Gold Corporation since April 1998, Chief Accounting Officer since June 1997, Secretary since April 1998, as president from May 4, 2001 to February 27, 2006 and as a director since May 2001. Mr. Richardson also serves as the Secretary of Eurasia Gold Fields Inc. (September 2000 to present); as a Director of La Plata Gold Corporation (July 1997 to July 2003 and from June 2005 to present), Chief Financial Officer (August 2000 to September 2006) and Secretary (April 1998 to September 2006); as the Secretary of Soil Biogenics, Inc. (August 2002 to July 2003 and September 2004 to present). Mr. Richardson has held accounting positions with, and has been a consultant to various Canadian resource companies from 1981 to 1997.

     The tables below and the paragraphs that follow present certain information concerning the nominees for our Director and the executive officers. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of our Directors or executive officers has any family relationship with any other Director or executive officer.

Name                         Age  Positions          Executive  Shares of Common Stock
                                  With Company       Officer/   Beneficially Owned as of
                                                     Director   September  28 , 2007 (1) (2)  Percent of
                                                     Since                                    Class
Nominees for Directors:
Cameron Richardson            54  Director               05/00                     1,057,500       5.29 %

Executive Officers:
                              54  President, CEO,
Cameron Richardson                CFO and Secretary      05/00                     1,057,500       5.29 %
All Directors and executive officers as a group                                    1,057,500       5.29 %

*     Less than 1%

(1) The persons named below have sole voting and investment power with respect to the shares.
(2)  No securities were authorized for issuance under equity compensation plans.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2006. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. At September 28, 2007 our board consists of one member. Prior to July 27, 2007 our board consisted of two members. John A.A. James, President (May 2000 to July 2007), CEO (May 2000 to July 2007) and a Director (May 2000 to July 2007) passed away on July 27, 2007.

COMMITTEES

     The duties of the Committees are as follows:

     Executive Committee (Cameron Richardson)

     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

     Audit Committee (Cameron Richardson)

     The Audit Committee meets with the Company's independent registered public accounting firm at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to our operation. The Board of Directors has not adopted a written charter for the audit committee. We do not have an independent member on the committee.

     Compensation and Benefits Committee (Cameron Richardson)

     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. We do not have an independent member on the committee.

     Nominating and Corporate Governance Committee (Cameron Richardson)

     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. The committee does not have an independent member.

     During the fiscal year ended December 31, 2006 and the subsequent period to September 28, 2007 the entire board of directors acted as our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2006 and the period ended September 28, 2007, the Compensation and Benefits Committee held two meeting by telephone conference call and the audit committee held two meetings by telephone conference call. During fiscal 2006 and the period ended September 28, 2007 the audit committee reviewed the December 31, 2006 year ended audited consolidated financial statements and the Company's Annual Report on Form 20-F for the year ended December 31, 2006.

INTERNAL CONTROLS AND PROCEDURES

     We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Securities Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, as ours are designed to do, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

     As of December 31, 2006, we carried out an evaluation, under the supervision and with the participation of our management, including our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934. Based upon that evaluation, our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) concluded that, as of December 31, 2006, our disclosure controls and procedures were ineffective in alerting them that there were material weaknesses in our internal controls and procedures. The identified material weaknesses primarily relate to the number of Company employees engaged in the authorization, recording, processing and reporting of transactions, as well as the overall financial reporting process.

     Except as set forth above, there have been no changes in our internal control over financial reporting that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of one director. Prior to July 27, 2007 the Audit Committee had been composed of two directors. In July 2007, John A.A. James a director and officer of the Company passed away. We do not have an independent Director and financial expert serving on the audit committee. It is the Board's view that the Board operates and functions independently of management as required. Although the President of the Company also serves as a Director, the Board is of the view that this does not impair the Board's ability to act independently of management. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent registered public accounting firm. Management is responsible for our consolidated financial statements and the financial reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited, consolidated financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of our internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from us and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of our internal controls which the auditors considered necessary to support their opinion on the consolidated financial statements for the year 2006, and various factors affecting the overall quality of accounting principles as applied in our financial reporting. The independent auditors did not meet with the committee without management being present to discuss these matters since both the President and CEO of the Company and the CFO also serve as Directors and members of the Audit Committee. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited, consolidated financial statements contained in our Annual Report on Form 20-F for the year ended December 31, 2006. The Audit Committee recommended that the Board of Directors include the audited, consolidated financial statements in our Annual Report on Form 20-F for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee. As of September 28, 2007 its members were:

A Cameron Richardson

Prior to July 27, 2007 the members of the Audit committee were:

John A.A. James
A Cameron Richardson

CERTAIN RELATIONSHIPS

     Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

     In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time. Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest. We are not aware of the existence of any conflict of interest as described herein.


TRANSACTIONS WITH RELATED PERSONS

     Other than as disclosed below, during the fiscal year ended December 31, 2006, none of our current directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

     There have been no transactions or proposed transactions with officers and directors during the last two years to which we are a party except as follows:

     In January 2006 the Company entered into a debt settlement agreement with J.A.A. James and A. Cameron Richardson to settle $100,000 and $60,000, respectively, of amounts owed them at December 31, 2005 through the issuance of
1.6  million  shares  of  common  stock  of  the  Company.

     In January 2005, the Company entered into a debt settlement agreement with J.A.A. James and A. Cameron Richardson to settle $50,010 and $30,000, respectively, of amounts owed them at December 31, 2004. J.A.A. James was issued 333,400 shares of common stock of the Company at $0.15 per share and A. Cameron Richardson was issued 200,000 shares of common stock of the Company at $0.15 per share.

COMPENSATION OF DIRECTORS

     During the fiscal year 2006, consulting fees of $35,000 (Fiscal 2005 - $80,000; Fiscal 2004 - $80,000) were incurred by the Company to directors. We do not pay a fee to our outside, non-officer directors. During the year ended
December 31, 2006, 2005 and 2004 non-officer directors did not receive any consulting fees. We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                                                                        ------------------------  ------------------
                                                                                AWARDS                 PAYMENTS
                            ------------------------------------------  ------------------------  ------------------
NAME AND              Year                                                           SECURITIES
PRINCIPAL                                                                              UNDER-                 ALL
POSITION               (b)                               OTHER ANNUAL   RESTRICTED      LYING                OTHER
(a)                                                         COMPEN-        STOCK      OPTIONS/      LTIP    COMPEN-
                            (a)  Salary   (b)  Bonuses      SATION       AWARD(S)       SARS      PAYOUTS    SATION
                                ($)            ($)            ($)           ($)          (=)        ($)       ($)
                                (c)            (d)            (e)           (f)          (g)        (h)       (i)
--------------------  ----  ------------  -------------  -------------  -----------  -----------  --------  --------
John A.A.             2006           -0-            -0-        25,000   None                 -0-  None           -0-
James                 ----  ------------  -------------  -------------  -----------  -----------  --------  --------
President and         2005           -0-            -0-     50,000 (1)  None                 -0-  None           -0-
Director              ----  ------------  -------------  -------------  -----------  -----------  --------  --------
                      2004           -0-            -0-     50,000 (2)  None                 -0-  None           -0-
                      ----  ------------  -------------  -------------  -----------  -----------  --------  --------
                      2003           -0-            -0-     50,010 (3)  None                 -0-  None           -0-
                      ----  ------------  -------------  -------------  -----------  -----------  --------  --------
                      2002           -0-            -0-     75,250 (4)  None             500,000  None           -0-
--------------------------------------------------------------------------------------------------------------------


                                       10

--------------------------------------------------------------------------------------------------------------------
A. Cameron            2006           -0-            -0-        10,000   None                 -0-  None           -0-
Richardson            ----  ------------  -------------  -------------  -----------  -----------  --------  --------
Director, CFO         2005           -0-            -0-     30,000 (5)  None                 -0-  None           -0-
&                     ----  ------------  -------------  -------------  -----------  -----------  --------  --------
Secretary             2004           -0-            -0-     30,000 (6)  None                 -0-  None           -0-
                      ----  ------------  -------------  -------------  -----------  -----------  --------  --------
                      2003           -0-            -0-     30,000 (7)  None                 -0-  None           -0-
                      ----  ------------  -------------  -------------  -----------  -----------  --------  --------
                      2002           -0-            -0-     57,925 (8)  None             500,000  None           -0-
--------------------------------------------------------------------------------------------------------------------

(1) Paid as debt settlement of 500,000 restricted common shares at $0.10 per share in 2006, in lieu of cash.
(2) Paid as debt settlement of 500,000 restricted common shares at $0.10 per share in 2006, in lieu of cash.
(3) Paid as debt settlement of 333,400 restricted common shares at $0.15 per share in 2005, in lieu of cash.
(4) Paid as debt settlement of 215,000 shares at $0.35 per share, in 2003, in lieu of cash.
(5) Paid as debt settlement of 300,000 shares at $0.10 per share in 2006, in lieu of cash.
(6) Paid as debt settlement of 300,000 shares at $0.10 per share in 2006, in lieu of cash.
(7) Paid as debt settlement of 200,000 shares at $0.15 per share in 2005, in lieu of cash.
(8) Paid as debt settlement of 165,500 shares at $0.35 per share in 2003, in lieu of cash

     None of our officers or directors is a party to an employment agreement with us. During the years ended December 31, 2006, 2005 and 2004 the entire board of directors acted as our compensation committee and audit committee.

OPTIONS/SAR GRANTS TABLE

     The following information sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers.

     We awarded no stock purchase options, or any other rights, to any of our directors or officers in Fiscal 2006.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis.

-----------------------------------------------------------------------------------
           AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                               a)  OPTION/SAR VALUES
-----------------------------------------------------------------------------------
                                                 NUMBER OF
                                                 SECURITIES      VALUE OF
                                                 UNDERLYING      UNEXERCISED
                                                 UNEXERCISED     IN-THE-MONEY
                        SHARES                   OPTIONS/SARS    OPTIONS/SARS
                        ACQUIRED      VALUE      AT FY-END ($)   AT FY-END ($0.17)
                        ON EXERCISE   REALIZED   EXERCISABLE/    EXERCISABLE/
NAME                    (#)           ($)        UNEXERCISABLE   UNEXERCISABLE
(a)                     (b)           (c)        (d)             (e)
----------------------  ------------  ---------  --------------  ------------------
John A.A. James         None          None        500,000 / Nil  $     60,000 / Nil
----------------------  ------------  ---------  --------------  ------------------
A. Cameron Richardson   None          None        500,000 / Nil  $     60,000 / Nil
-----------------------------------------------------------------------------------

     We awarded no stock purchase options, or any other rights, to any of our directors or officers in Fiscal 2006.

     At no time during the last completed fiscal year did we, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

     The stock purchase options awarded in 2002 (expired March 1, 2007) were re-priced to an exercise price of $0.05 by Directors' consent Resolution in August 2005. At the date of repricing, the stock purchase options were accounted for as variable stock option awards. No compensation expense was recorded at the date of repricing because the exercise price of the stock options was equal to the market value of the Company's common stock at that date.

LONG-TERM INCENTIVE PLANS ("LTIP") AWARDS TABLE

The Company does not have a Long-term Incentive Plan.

COMPENSATION OF DIRECTORS

The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors.

EMPLOYMENT CONTRACT AND TERMINATION AGREEMENTS

None of the Company's officers or directors was party to an employment agreement with the company. Directors and/or officers receive reimbursement of expenses reasonably incurred on behalf of the Company.

CORPORATE GOVERNANCE

     The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits -- or has the potential to impair or inhibit -- a director's exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In determining whether a material relationship exists, the Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws, recent relevant cases and regulations regarding the definition of "independent director," including those set forth in NASDAQ Marketplace Rule 4200(a)(15)as in effect from time to time. Consistent with these considerations, the Board affirmatively has determined that as of September 28, 2007 the Board does not have an independent director.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, OF THE EXCHANGE ACT OF 1934

     Based on information provided to the Company, it is believed that all of the Company's directors, executive officers and persons who own more than 10% of the Company's common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2006, all of the Company's directors, executive officers and the beneficial owners of more than five percent (5%) of the Company's outstanding common stock were in compliance with section 16(a) of the Exchange Act of 1934.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 28, 2007 and December 31, 2006 by
(i) each person who is known by us
to own beneficially more than five percent (5%) of our outstanding common stock;
(ii) each of the our directors and officers; and (iii) all of our directors and officers as a group. As at September 28, 2007 there were 19,981,476 shares of common stock issued and outstanding.

--------------------------------------------------------------------------------------
Name and Address of                           Amount and Nature
Beneficial Owner                             Of Beneficial Owner  Percentage of Class
-------------------------------------------  -------------------  --------------------
International Mining & Finance Corporation
1299 Gilpinst #18                                      1,300,000                 6.51%
Denver, Colorado, USA 80218
-------------------------------------------  -------------------  --------------------
Officers and Directors
-------------------------------------------  -------------------  --------------------
John A.A. James,
2055 South Ingalls Way,                                2,638,627                13.21%
Lakewood, Colorado, USA 80227-2515
-------------------------------------------  -------------------  --------------------
A. Cameron Richardson,
1505-1060 Alberni Street,                              1,057,500                 5.29%
Vancouver, B.C. Canada V6E 4K2
-------------------------------------------  -------------------  --------------------
Total - Officers and Directors (2 persons)             3,696,127                18.50%
--------------------------------------------------------------------------------------

CHANGES IN CONTROL

     There were no arrangements during the last completed fiscal year or subsequent period through September 28, 2007 which would result in a change in control.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company's Board of Directors or Compensation Committee. During 2006, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

     At September 28, 2007 there were no securities authorized for issuance under equity compensation plans.

                    VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

     To be elected a director, each nominee must receive the affirmative vote of a majority of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

PROPOSAL 2  THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE
            COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007

     The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2007. Peterson Sullivan PLLC has been our independent registered public accounting firm since May 5, 2006. Moore Stephens Ellis Foster Ltd. was our independent registered public accounting firm prior to May 5, 2006.

     Effective May 5, 2006, we dismissed Moore Stephens Ellis Foster Ltd. as our independent registered public accounting firm and retained Peterson Sullivan PLLC as our new independent registered public accounting firm. Moore Stephens Ellis Foster Ltd.'s report on our consolidated financial statements for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

     During the fiscal years ended 2005 and 2004 and the subsequent interim period through May 5 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through May 5, 2006.

     Effective May 5, 2006, the Company engaged Peterson Sullivan PLLC as our new independent registered public accounting firm to audit our financial statements. The appointment of Peterson Sullivan PLLC was recommended and approved by our board of directors. During the fiscal years ended 2005 and 2004 and the subsequent interim period to date hereof, we had not consulted with Peterson Sullivan PLLC regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of Peterson Sullivan PLLC is not expected to be present.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES:

     The aggregate fees billed for professional services rendered by Peterson Sullivan PLLC, the independent registered public accounting firm for the Company, for the audit of the Company's annual consolidated financial statements and services normally provided by such accountants in connection with the Company's statutory and regulatory filings for the Company's fiscal year ended December 31, 2006 were $20,000 (2005 - $20,000).

AUDIT-RELATED FEES

     The aggregate fees billed for assurance and related services by Peterson Sullivan PLLC. that are reasonably related to the performance of the audit or review of the Company's financial statements for the Company's fiscal year ended December 31, 2006 were $Nil (2005 - $Nil).

TAX FEES

     The aggregate fees billed for products and services rendered by Peterson Sullivan PLLC for tax compliance, tax advice and tax planning for the Company's fiscal ended December 31, 2006 were $Nil (2005 - $Nil).

ALL OTHER FEES

     There were no additional fees billed for professional services rendered by Peterson Sullivan PLLC other than the fees reported in this Item 16C above for the Company's fiscal year ended December 31, 2006 (2005 - $Nil).

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

     The Audit Committee approves the engagement terms for all audit and non-audit services to be provided by the Company's accountants before such services are provided to the Company or any of its subsidiaries.

     The Audit Committee approved one hundred percent (100%) of the services provided to the Company and its subsidiaries described above.

AUDITOR'S USE OF NON-PERMANENT EMPLOYEES

     None of the hours expended by Peterson Sullivan PLLC on its engagement to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2006, were performed by persons other than fulltime permanent employees of Peterson Sullivan PLLC.

VOTE REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE COMPANY'S THE INDEPENDENT PUBLIC ACCOUNTANTING FIRM FOR THE
                          YEAR ENDING DECEMBER 31, 2007

     The ratification of the appointment of the auditors for the year ending December 31, 2007 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

      STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2008 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at our Vancouver, British Columbia, Canada mailing address on or before January 11, 2008 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Metals
(BVI) Limited, Suite 204, 3540 West 41st Avenue, Vancouver, B.C., Canada V6N 3E6. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

                             ADDITIONAL INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the NASD OTC Bulletin Board under the symbol "ARXG".

     All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. We are current in our filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Our Annual Report on Form 20-F for the fiscal year ended December 31, 2006 and 2005, including consolidated financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on September 28, 2007. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 20-F for the year ended December 31, 2006, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 20-F should be directed to Aurora Metals (BVI) Limited, Suite 204, 3540 West 41st Avenue, Vancouver, B.C., Canada V6N 3E6, Attention: Cameron Richardson.

OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By Order of the Board of Directors


/s/ A Cameron Richardson
------------------------

A Cameron Richardson
President and CEO

September 28, 2007

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      Definitive Proxy Statement

                           AURORA METALS (BVI) LIMITED
                        Suite 204, 3540 West 41st Avenue
                         Vancouver, B.C., Canada V6N 3E6

                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 19, 2007

     The undersigned hereby appoints Cameron Richardson, with full power of substitution, as proxy and hereby authorizes him to represent and to vote, as designated below, all shares of Common Stock of Aurora Metals (BVI) Limited held of record by the undersigned at the close of business on September 28, 2007 at the Annual Meeting of Stockholders to be held on October 19, 2007 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS BELOW.

PROPOSAL  1:  ELECTION  OF  ONE  (1)  DIRECTOR  TO  THE  BOARD  OF  DIRECTORS.

              / /  FOR all nominees listed (except      / /WITHHOLD AUTHORITY to
              as marked to the contrary below)          vote for all nominees
                                                        listed below

              A  CAMERON  RICHARDSON

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE
             COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2007.

              / /  FOR          / /  AGAINST     / /  ABSTAIN


PROPOSAL 3:  IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER
             BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

              / /  FOR          / /  AGAINST     / /  ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE  RETURN  IN  THE  ENCLOSED  ENVELOPE.

Dated:
        ------------------------------------




--------------------------------------------------
Signature



--------------------------------------------------
Signature  if  held  jointly



--------------------------------------------------
Please  print  name(s)